AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts	Three Months Ended			Six Months Ended
Unaudited	June 30,			June 30,
	2018	2017 As Adjusted	Percent Change	2018	2017 As Adjusted	Percent Change
Operating Revenues
Service	$33,773	$36,538	-7.6%	$67,419	$72,994	-7.6%
Equipment	4,080	3,299	23.7%	8,472	6,208	36.5%
Media	1,133	-	-%	1,133	-	-%
Total Operating Revenues	38,986	39,837	-2.1%	77,024	79,202	-2.7%

Operating Expenses
Cost of revenues
Equipment	4,377	4,138	5.8%	9,225	7,986	15.5%
Broadcast, programming and operations	5,449	4,898	11.2%	10,615	9,872	7.5%
Other cost of revenues (exclusive of depreciation and amortization shown separately below)	7,632	9,569	-20.2%	15,564	18,857	-17.5%
Selling, general and administrative	8,684	8,559	1.5%	16,581	17,331	-4.3%
Depreciation and amortization	6,378	6,147	3.8%	12,372	12,274	0.8%
Total Operating Expenses	32,520	33,311	-2.4%	64,357	66,320	-3.0%
Operating Income	6,466	6,526	-0.9%	12,667	12,882	-1.7%
Interest Expense	(2,023)	(1,395)	45.0%	(3,794)	(2,688)	41.1%
Equity in Net Income (Loss) of Affiliates	(16)	14	-%	(7)	(159)	95.6%
Other Income (Expense) - Net	2,353	925	-%	4,055	1,413	-%
Income Before Income Taxes	6,780	6,070	11.7%	12,921	11,448	12.9%
Income Tax Expense	1,532	2,056	-25.5%	2,914	3,860	-24.5%
Net Income	5,248	4,014	30.7%	10,007	7,588	31.9%
Less: Net Income Attributable to Noncontrolling Interest	(116)	(99)	-17.2%	(213)	(204)	-4.4%
Net Income Attributable to AT&T	$5,132	3,915	31.1%	9,794	7,384	32.6%

Basic Earnings Per Share Attributable to AT&T	$0.81	0.63	28.6%	1.56	1.19	31.1%
Weighted Average Common Shares Outstanding (000,000)	6,351	6,165	3.0%	6,257	6,166	1.5%

Diluted Earnings Per Share Attributable to AT&T	$0.81	0.63	28.6%	1.56	1.19	31.1%
Weighted Average Common Shares Outstanding with Dilution (000,000)	6,374	6,184	3.1%	6,277	6,185	1.5%

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
Unaudited	Jun. 30,	Dec. 31,
	2018	2017
Assets
Current Assets
Cash and cash equivalents	$13,523	$50,498
Accounts receivable - net of allowances for doubtful accounts of $804 and $663	25,492	16,522
Prepaid expenses	1,966	1,369
Other current assets	14,305	10,757
Total current assets	55,286	79,146
Noncurrent Inventories and Theatrical Film and Television Production Costs	5,849	-
Property, Plant and Equipment - Net	129,556	125,222
Goodwill	143,499	105,449
Licenses	96,802	96,136
Trademarks and Trade Names - Net	24,440	7,021
Distribution Networks	17,403	-
Other Intangible Assets - Net	30,800	11,119
Investments in and Advances to Equity Affiliates	8,007	1,560
Other Assets	23,734	18,444
Total Assets	$535,376	$444,097

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$21,672	$38,374
Accounts payable and accrued liabilities	35,488	34,470
Advanced billing and customer deposits	5,914	4,213
Accrued taxes	1,889	1,262
Dividends payable	3,630	3,070
Total current liabilities	68,593	81,389
Long-Term Debt	168,495	125,972
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	59,665	43,207
Postemployment benefit obligation	29,476	31,775
Other noncurrent liabilities	25,017	19,747
Total deferred credits and other noncurrent liabilities	114,158	94,729
Stockholders' Equity
Common stock	7,621	6,495
Additional paid-in capital	125,960	89,563
Retained earnings	56,555	50,500
Treasury stock	(12,872)	(12,714)
Accumulated other comprehensive income	5,716	7,017
Noncontrolling interest	1,150	1,146
Total stockholders' equity	184,130	142,007
Total Liabilities and Stockholders' Equity	$535,376	$444,097

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions	Six Months Ended
Unaudited	June 30,
	2018	2017 As Adjusted
Operating Activities
Net income	$10,007	$7,588
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	12,372	12,274
Amortization of film and television costs	168	-
Undistributed earnings from investments in equity affiliates	235	167
Provision for uncollectible accounts	808	795
Deferred income tax expense	2,032	964
Net (gain) loss from sale of investments, net of impairments	(29)	12
Actuarial (gain) loss on pension and postretirement benefits	(2,726)	(259)
Changes in operating assets and liabilities:
Accounts receivable	233	119
Other current assets, inventories and theatrical file and television production costs	1,039	470
Accounts payable and other accrued liabilities	(3,890)	(2,761)
Equipment installment receivables and related sales	490	525
Deferred customer contract acquisition and fulfillment costs	(1,725)	(796)
Retirement benefit funding	(280)	(280)
Other - net	442	(1,148)
Total adjustments	9,169	10,082
Net Cash Provided by Operating Activities	19,176	17,670

Investing Activities
Capital expenditures:
Purchase of property and equipment	(10,959)	(10,750)
Interest during construction	(267)	(473)
Acquisitions, net of cash acquired	(40,715)	1,224
Dispositions	59	51
(Purchases) sales of securities, net	(218)	169
Advances to and investments in equity affiliates, net	(1,035)	-
Cash collections of deferred purchase price	500	382
Net Cash Used in Investing Activities	(52,635)	(9,397)

Financing Activities
Net change in short-term borrowings with original maturities of three months or less	2,992	(2)
Issuance of other short-term borrowings	4,839	-
Issuance of long-term debt	26,478	24,115
Repayment of long-term debt	(30,212)	(6,118)
Purchase of treasury stock	(564)	(458)
Issuance of treasury stock	12	24
Dividends paid	(6,144)	(6,021)
Other	(1,121)	77
Net Cash (Used in) Provided by Financing Activities	(3,720)	11,617
Net (decrease) increase in cash and cash equivalents and restricted cash	(37,179)	19,890
Cash and cash equivalents and restricted cash beginning of year	50,932	5,935
Cash and Cash Equivalents and Restricted Cash End of Period	$13,753	$25,825

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts	Three Months Ended			Six Months Ended
Unaudited	June 30,		Percent	June 30,		Percent
	2018	2017	Change	2018	2017	Change
Capital expenditures
Purchase of property and equipment	$5,002	$4,966	0.7%	$10,959	$10,750	1.9%
Interest during construction	106	242	-56.2%	267	473	-43.6%
Total Capital Expenditures	$5,108	$5,208	-1.9%	$11,226	$11,223	-%

Dividends Declared per Share	$0.50	$0.49	2.0%	$1.00	$0.98	2.0%

End of Period Common Shares Outstanding (000,000)				7,261	6,140	18.3%
Debt Ratio				50.8%	53.3%	-250	BP
Total Employees				273,210	260,480	4.9%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited				June 30,		Percent
				2018	2017	Change
Wireless Subscribers
Domestic				146,889	136,102	7.9%
Mexico				16,398	13,082	25.3%
Total Wireless Subscribers				163,287	149,184	9.5%

Total Branded Wireless Subscribers				109,806	104,022	5.6%

Video Connections
Domestic				25,473	25,200	1.1%
Latin America				13,713	13,622	0.7%
Total Video Connections				39,186	38,822	0.9%

Broadband Connections
IP				14,709	14,234	3.3%
DSL				1,063	1,452	-26.8%
Total Broadband Connections				15,772	15,686	0.5%

Voice Connections
Network Access Lines				10,832	12,791	-15.3%
U-verse VoIP Connections				5,449	5,853	-6.9%
Total Retail Voice Connections				16,281	18,644	-12.7%

	Three Months Ended			Six Months Ended
	June 30,		Percent	June 30,		Percent
	2018	2017	Change	2018	2017	Change
Wireless Net Additions
Domestic	3,064	2,298	33.3%	5,694	4,376	30.1%
Mexico	756	476	58.8%	1,299	1,109	17.1%
Total Wireless Net Additions	3,820	2,774	37.7%	6,993	5,485	27.5%

Total Branded Wireless Net Additions	1,280	904	41.6%	2,138	1,639	30.4%

Video Net Additions
Domestic	79	(199)	-%	203	(360)	-%
Latin America	140	(56)	-%	125	35	-%
Total Video Net Additions	219	(255)	-%	328	(325)	-%

Broadband Net Additions
IP	72	124	-41.9%	222	370	-40.0%
DSL	(75)	(133)	43.6%	(169)	(289)	41.5%
Total Broadband Net Additions	(3)	(9)	66.7%	53	81	-34.6%

CONSUMER MOBILITY

The Consumer Mobility segment provides nationwide wireless service to consumers and wholesale and resale wireless subscribers located in the U.S. or in U.S. territories. We provide voice and data services, including high-speed internet, and video services.

Segment Results
Dollars in millions	Three Months Ended				Six Months Ended
Unaudited	June 30,		Percent		June 30,		Percent
	2018	2017	Change		2018	2017	Change
Segment Operating Revenues
Service	$11,853	$12,467	-4.9%		$23,465	$24,932	-5.9%
Equipment	3,016	2,624	14.9%		6,390	4,965	28.7%
Total Segment Operating Revenues	14,869	15,091	-1.5%		29,855	29,897	-0.1%

Segment Operating Expenses
Operations and support	8,085	8,636	-6.4%		16,609	17,196	-3.4%
Depreciation and amortization	1,806	1,716	5.2%		3,613	3,432	5.3%
Total Segment Operating Expenses	9,891	10,352	-4.5%		20,222	20,628	-2.0%
Segment Operating Income	4,978	4,739	5.0%		9,633	9,269	3.9%
Equity in Net Income of Affiliates	-	-	-%		-	-	-%
Segment Contribution	$4,978	$4,739	5.0%		$9,633	$9,269	3.9%

Segment Operating Income Margin	33.5%	31.4%	210	BP	32.3%	31.0%	130	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					June 30,		Percent
					2018	2017	Change
Consumer Mobility Subscribers
Postpaid					65,326	65,570	-0.4%
Prepaid					15,376	14,187	8.4%
Branded					80,702	79,757	1.2%
Reseller					8,484	10,182	-16.7%
Total Consumer Mobility Subscribers					89,186	89,939	-0.8%

	Three Months Ended				Six Months Ended
	June 30,		Percent		June 30,		Percent
	2018	2017	Change		2018	2017	Change
Consumer Mobility Net Additions
Postpaid	(49)	(28)	-75.0%		(113)	(310)	63.5%
Prepaid	356	267	33.3%		548	549	-0.2%
Branded	307	239	28.5%		435	239	82.0%
Reseller	(451)	(364)	-23.9%		(841)	(951)	11.6%
Total Consumer Mobility Net Additions	(144)	(125)	-15.2%		(406)	(712)	43.0%

BUSINESS SOLUTIONS

The Business Solutions segment provides services to business customers, including multinational companies; governmental and wholesale customers. We provide advanced IP-based services including Virtual Private Networks (VPN); Ethernet-related products and broadband, collectively referred to as strategic business services; as well as traditional data and voice products. We provide a complete communications solution to our business customers.

Segment Results
Dollars in millions	Three Months Ended				Six Months Ended
Unaudited	June 30,		Percent		June 30,		Percent
	2018	2017	Change		2018	2017	Change
Segment Operating Revenues
Wireless service	$1,829	$2,004	-8.7%		$3,620	$4,007	-9.7%
Strategic services	3,039	2,958	2.7%		6,109	5,862	4.2%
Legacy voice and data services	2,723	3,423	-20.4%		5,561	6,971	-20.2%
Other service and equipment	888	922	-3.7%		1,727	1,800	-4.1%
Wireless equipment	584	360	62.2%		1,162	648	79.3%
Total Segment Operating Revenues	9,063	9,667	-6.2%		18,179	19,288	-5.7%

Segment Operating Expenses
Operations and support	5,616	6,053	-7.2%		11,210	12,051	-7.0%
Depreciation and amortization	1,487	1,483	0.3%		2,945	2,943	0.1%
Total Segment Operating Expenses	7,103	7,536	-5.7%		14,155	14,994	-5.6%
Segment Operating Income	1,960	2,131	-8.0%		4,024	4,294	-6.3%
Equity in Net Income (Loss) of Affiliates	1	-	-%		-	-	-%
Segment Contribution	$1,961	$2,131	-8.0%		$4,024	$4,294	-6.3%

Segment Operating Income Margin	21.6%	22.0%	-40	BP	22.1%	22.3%	-20	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					June 30,		Percent
					2018	2017	Change
Business Solutions Wireless Subscribers
Postpaid					12,046	11,432	5.4%
Prepaid					841	-	-%
Branded					12,887	11,432	12.7%
Reseller					98	73	34.2%
Connected Devices					44,718	34,658	29.0%
Total Business Mobility Subscribers					57,703	46,163	25.0%

Business Solutions IP Broadband Connections					1,017	992	2.5%

	Three Months Ended				Six Months Ended
	June 30,		Percent		June 30,		Percent
	2018	2017	Change		2018	2017	Change
Business Solutions Wireless Net Additions
Postpaid	122	171	-28.7%		235	259	-9.3%
Prepaid	97	-	-%		146	-	-%
Branded	219	171	28.1%		381	259	47.1%
Reseller	7	(4)	-%		9	1	-%
Connected Devices	2,982	2,256	32.2%		5,710	4,828	18.3%
Total Business Solutions Wireless Net Additions	3,208	2,423	32.4%		6,100	5,088	19.9%

Business Solutions IP Broadband Net Additions	(4)	12	-%		(8)	16	-%

ENTERTAINMENT GROUP

The Entertainment Group segment provides video, internet, voice communication, and interactive and targeted advertising services to customers located in the U.S. or in U.S. territories.

Segment Results
Dollars in millions	Three Months Ended				Six Months Ended
Unaudited	June 30,		Percent		June 30,		Percent
	2018	2017	Change		2018	2017	Change
Segment Operating Revenues
Video entertainment	$8,331	$9,153	-9.0%		$16,690	$18,173	-8.2%
High-speed internet	1,981	1,927	2.8%		3,859	3,868	-0.2%
Legacy voice and data services	785	981	-20.0%		1,604	2,012	-20.3%
Other service and equipment	553	600	-7.8%		1,074	1,209	-11.2%
Total Segment Operating Revenues	11,650	12,661	-8.0%		23,227	25,262	-8.1%

Segment Operating Expenses
Operations and support	8,852	9,561	-7.4%		17,791	19,166	-7.2%
Depreciation and amortization	1,346	1,458	-7.7%		2,658	2,878	-7.6%
Total Segment Operating Expenses	10,198	11,019	-7.5%		20,449	22,044	-7.2%
Segment Operating Income	1,452	1,642	-11.6%		2,778	3,218	-13.7%
Equity in Net Income (Loss) of Affiliates	(20)	(12)	-66.7%		(11)	(18)	38.9%
Segment Contribution	$1,432	$1,630	-12.1%		$2,767	$3,200	-13.5%

Segment Operating Income Margin	12.5%	13.0%	-50	BP	12.0%	12.7%	-70	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					June 30,		Percent
					2018	2017	Change
Video Connections
Satellite					19,984	20,856	-4.2%
U-verse					3,656	3,825	-4.4%
DIRECTV NOW					1,809	491	-%
Total Video Connections					25,449	25,172	1.1%

Broadband Connections
IP					13,692	13,242	3.4%
DSL					763	1,060	-28.0%
Total Broadband Connections					14,455	14,302	1.1%

Voice Connections
Retail Consumer Switched Access Lines					4,333	5,257	-17.6%
U-verse Consumer VoIP Connections					4,950	5,439	-9.0%
Total Retail Consumer Voice Connections					9,283	10,696	-13.2%

	Three Months Ended				Six Months Ended
	June 30,		Percent		June 30,		Percent
	2018	2017	Change		2018	2017	Change
Video Net Additions[1]
Satellite	(286)	(156)	-83.3%		(474)	(156)	-%
U-verse	24	(195)	-%		25	(428)	-%
DIRECTV NOW	342	152	-%		654	224	-%
Total Video Net Additions	80	(199)	-%		205	(360)	-%

Broadband Net Additions
IP	76	112	-32.1%		230	354	-35.0%
DSL	(53)	(104)	49.0%		(125)	(231)	45.9%
Total Broadband Net Additions	23	8	-%		105	123	-14.6%
[1] Includes the impact of customers that migrated to DIRECTV NOW.

INTERNATIONAL

The International segment provides entertainment services in Latin America and wireless services in Mexico. Video entertainment services are provided to primarily residential customers using satellite technology. We utilize our regional and national wireless networks in Mexico to provide consumer and business customers with wireless data and voice communication services. Our international subsidiaries conduct business in their local currency and operating results are converted to U.S. dollars using official exchange rates.

Segment Results
Dollars in millions	Three Months Ended						Six Months Ended
Unaudited	June 30,				Percent		June 30,				Percent
	2018		2017		Change		2018		2017		Change
Segment Operating Revenues
Video entertainment	$1,254		$1,361		-7.9%		$2,608		$2,702		-3.5%
Wireless service	417		535		-22.1%		821		1,010		-18.7%
Wireless equipment	280		130		115.4%		547		243		125.1%
Total Segment Operating Revenues	1,951		2,026		-3.7%		3,976		3,955		0.5%

Segment Operating Expenses
Operations and support	1,803		1,772		1.7%		3,607		3,531		2.2%
Depreciation and amortization	313		311		0.6%		645		601		7.3%
Total Segment Operating Expenses	2,116		2,083		1.6%		4,252		4,132		2.9%
Segment Operating Income (Loss)	(165)		(57)		-%		(276)		(177)		-55.9%
Equity in Net Income of Affiliates	15		25		-40.0%		15		45		-66.7%
Segment Contribution	$(150)		$(32)		-%		$(261)		$(132)		-97.7%

Segment Operating Income Margin	(8.5	) %	(2.8	) %	-570	BP	(6.9	) %	(4.5	) %	-240	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited							June 30,				Percent
							2018		2017		Change
Mexican Wireless Subscribers
Postpaid							5,749		5,187		10.8%
Prepaid							10,468		7,646		36.9%
Branded							16,217		12,833		26.4%
Reseller							181		249		-27.3%
Total Mexican Wireless Subscribers							16,398		13,082		25.3%

Latin America Satellite Subscribers
Total Latin America Satellite Subscribers							13,713		13,622		0.7%

	Three Months Ended						Six Months Ended
	June 30,				Percent		June 30,				Percent
	2018		2017		Change		2018		2017		Change
Mexican Wireless Net Additions
Postpaid	142		92		54.3%		251		222		13.1%
Prepaid	611		402		52.0%		1,070		919		16.4%
Branded	753		494		52.4%		1,321		1,141		15.8%
Reseller	3		(18)		-%		(22)		(32)		31.3%
Total Mexican Wireless Net Additions	756		476		58.8%		1,299		1,109		17.1%

Latin America Satellite Net Additions
Total Latin America Satellite Net Additions	140		(56)		-%		125		35		-%

Warner Media

The Warner Media segment consists of the results of Time Warner Inc. after we completed our acquisition June 14, 2018. Our Warner Media segment operating income margin was 35.4% for the 16-day period ended June 30, 2018. Consistent with our past practice, many of the adjustment from the application of purchase accounting rules required under GAAP have not been allocated to the business unit, instead they are reported as acquisition-related items. The Warner Media segment consists of the following businesses: Turner, consisting principally of cable networks and digital media properties; Home Box Office (HBO), consisting principally of premium pay television and OTT services; and Warner Bros., consisting principally of television, feature film, home video and game production and distribution.

Segment Results
Dollars in millions	Three Months Ended				Six Months Ended
Unaudited	June 30,		Percent		June 30,		Percent
	2018	2017	Change		2018	2017	Change
Segment Operating Revenues
Content	$487	$-	-%		$487	$-	-%
Subscription	591	-	-%		591	-	-%
Advertising	208				208
Other	51	-	-%		51	-	-%
Intrasegment eliminations	(62)				(62)
Total Segment Operating Revenues	1,275	-	-%		1,275	-	-%

Segment Operating Expenses
Operations and support	794	-	-%		794	-	-%
Depreciation and amortization	30	-	-%		30	-	-%
Total Segment Operating Expenses	824	-	-%		824	-	-%
Segment Operating Income (Loss)	451	-	-%		451	-	-%
Equity in Net Income of Affiliates	(6)	-	-%		(6)	-	-%
Segment Contribution	$445	$-	-%		$445	$-	-%
Segment Operating Income Margin	35.4%	-%	-	BP	35.4%	-%	-	BP

SUPPLEMENTAL OPERATING INFORMATION - AT&T MOBILITY

As a supplemental discussion of our operating results, for comparison purposes, we are providing a view of our combined domestic wireless operations (AT&T Mobility).

Operating Results
Dollars in millions	Three Months Ended				Six Months Ended
Unaudited	June 30,		Percent		June 30,		Percent
	2018	2017	Change		2018	2017	Change
Operating Revenues
Service	$13,682	$14,471	-5.5%		$27,085	$28,939	-6.4%
Equipment	3,600	2,984	20.6%		7,552	5,613	34.5%
Total Operating Revenues	17,282	17,455	-1.0%		34,637	34,552	0.2%

Operating Expenses
Operations and support	9,663	10,091	-4.2%		19,765	19,976	-1.1%
Depreciation and amortization	2,113	1,988	6.3%		4,208	3,980	5.7%
Total Operating Expenses	11,776	12,079	-2.5%		23,973	23,956	0.1%
Operating Income	$5,506	$5,376	2.4%		$10,664	$10,596	0.6%

Operating Income Margin	31.9%	30.8%	110	BP	30.8%	30.7%	10	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					June 30,		Percent
					2018	2017	Change
AT&T Mobility Subscribers
Postpaid					77,372	77,002	0.5%
Prepaid					16,217	14,187	14.3%
Branded					93,589	91,189	2.6%
Reseller					8,582	10,255	-16.3%
Connected Devices					44,718	34,658	29.0%
Total AT&T Mobility Subscribers					146,889	136,102	7.9%

Domestic Licensed POPs (000,000)					329	326	0.9%

	Three Months Ended				Six Months Ended
	June 30,		Percent		June 30,		Percent
	2018	2017	Change		2018	2017	Change
AT&T Mobility Net Additions
Postpaid	73	143	-49.0%		122	(51)	-%
Prepaid	453	267	69.7%		694	549	26.4%
Branded	526	410	28.3%		816	498	63.9%
Reseller	(444)	(368)	-20.7%		(832)	(950)	12.4%
Connected Devices	2,982	2,256	32.2%		5,710	4,828	18.3%
Total AT&T Mobility Net Additions	3,064	2,298	33.3%		5,694	4,376	30.1%
M&A Activity, Partitioned Customers and Other Adjustments	(7)	-	-%		(6)	(2,723)	99.8%

Branded Churn	1.50%	1.57%	-7	BP	1.57%	1.64%	-7	BP
Postpaid Churn	1.02%	1.01%	1	BP	1.04%	1.06%	-2	BP
Postpaid Phone Only Churn	0.82%	0.79%	3	BP	0.83%	0.84%	-1	BP

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited

June 30, 2018
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Consumer Mobility	$14,869	$8,085	$6,784	$1,806	$4,978	$-	$4,978
Business Solutions	9,063	5,616	3,447	1,487	1,960	1	1,961
Entertainment Group	11,650	8,852	2,798	1,346	1,452	(20)	1,432
International	1,951	1,803	148	313	(165)	15	(150)
WarnerMedia	1,275	794	481	30	451	(6)	445
Segment Total	38,808	25,150	13,658	4,982	8,676	$(10)	$8,666
Corporate and Other	319	660	(341)	118	(459)
Acquisition-related items	-	321	(321)	1,278	(1,599)
Certain Significant items	-	152	(152)	-	(152)
Eliminations	(141)	(141)	-	-	-
AT&T Inc.	$38,986	$26,142	$12,844	$6,378	$6,466

June 30, 2017
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Consumer Mobility	$15,091	$8,636	$6,455	$1,716	$4,739	$-	$4,739
Business Solutions	9,667	6,053	3,614	1,483	2,131	-	2,131
Entertainment Group	12,661	9,561	3,100	1,458	1,642	(12)	1,630
International	2,026	1,772	254	311	(57)	25	(32)
Segment Total	39,445	26,022	13,423	4,968	8,455	$13	$8,468
Corporate and Other	392	766	(374)	9	(383)
Acquisition-related items	-	281	(281)	1,170	(1,451)
Certain Significant items	-	95	(95)	-	(95)
AT&T Inc.	$39,837	$27,164	$12,673	$6,147	$6,526

Six Months Ended
Dollars in millions
Unaudited

June 30, 2018
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Consumer Mobility	$29,855	$16,609	$13,246	$3,613	$9,633	$-	$9,633
Business Solutions	18,179	11,210	6,969	2,945	4,024	-	4,024
Entertainment Group	23,227	17,791	5,436	2,658	2,778	(11)	2,767
International	3,976	3,607	369	645	(276)	15	(261)
WarnerMedia	1,275	794	481	30	451	(6)	445
Segment Total	76,512	50,011	26,501	9,891	16,610	$(2)	$16,608
Corporate and Other	653	1,395	(742)	141	(883)
Acquisition-related items	-	388	(388)	2,340	(2,728)
Certain Significant items	-	332	(332)	-	(332)
Eliminations	(141)	(141)	-	-	-
AT&T Inc.	$77,024	$51,985	$25,039	$12,372	$12,667

June 30, 2017
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Consumer Mobility	$29,897	$17,196	$12,701	$3,432	$9,269	$-	$9,269
Business Solutions	19,288	12,051	7,237	2,943	4,294	-	4,294
Entertainment Group	25,262	19,166	6,096	2,878	3,218	(18)	3,200
International	3,955	3,531	424	601	(177)	45	(132)
Segment Total	78,402	51,944	26,458	9,854	16,604	$27	$16,631
Corporate and Other	800	1,637	(837)	48	(885)
Acquisition-related items	-	488	(488)	2,372	(2,860)
Certain Significant items	-	(23)	23	-	23
AT&T Inc.	$79,202	$54,046	$25,156	$12,274	$12,882

As a supplemental discussion of our operating results, we are providing results under the comparative historical accounting method prior to our adoption of ASC 606 and other accounting changes.

SUPPLEMENTAL INCOME STATEMENT

Supplemental Consolidated Statements of Income
Dollars in millions except per share amounts	Three Months Ended
Unaudited	June 30,
	2018	Accounting Impact	Historical 2018	2017	Percent Change
Operating Revenues
Service	$33,773	$(1,390)	$35,163	$36,538	-3.8%
Equipment	4,080	469	3,611	3,299	9.5%
Media	1,133	(2)	1,135	-	-%
Total Operating Revenues	38,986	(923)	39,909	39,837	0.2%

Operating Expenses
Cost of revenues
Equipment	4,377	-	4,377	4,138	5.8%
Broadcast, programming and operations	5,449	-	5,449	4,898	11.2%
Other cost of revenues (exclusive of depreciation and amortization shown separately below)	7,632	(903)	8,535	9,569	-10.8%
Selling, general and administrative	8,684	(583)	9,267	8,559	8.3%
Depreciation and amortization	6,378	-	6,378	6,147	3.8%
Total Operating Expenses	32,520	(1,486)	34,006	33,311	2.1%
Operating Income	6,466	563	5,903	6,526	-9.5%
Interest Expense	(2,023)	-	(2,023)	(1,395)	45.0%
Equity in Net Income (Loss) of Affiliates	(16)	-	(16)	14	-%
Other Income (Expense) - Net	2,353	-	2,353	925	-%
Income Before Income Taxes	6,780	563	6,217	6,070	2.4%
Income Tax Expense	1,532	138	1,394	2,056	-32.2%
Net Income	5,248	425	4,823	4,014	20.2%
Less: Net Income Attributable to Noncontrolling Interest	(116)	(6)	(110)	(99)	-11.1%
Net Income Attributable to AT&T	$5,132	$419	$4,713	$3,915	20.4%

Basic Earnings Per Share Attributable to AT&T	$0.81	$0.07	$0.74	$0.63	17.5%
Weighted Average Common Shares Outstanding (000,000)	6,351	-	6,351	6,165	3.0%

Diluted Earnings Per Share Attributable to AT&T	$0.81	$0.07	$0.74	$0.63	17.5%
Weighted Average Common Shares Outstanding with Dilution (000,000)	6,374	-	6,374	6,184	3.1%

SUPPLEMENTAL CONSUMER MOBILITY

Supplemental Segment Results
Dollars in millions	Three Months Ended
Unaudited	June 30,
	2018	Accounting Impact	Historical 2018	2017	Percent Change
Segment Operating Revenues
Service	$11,853	$(603)	$12,456	$12,467	-0.1%
Equipment	3,016	291	2,725	2,624	3.8%
Total Segment Operating Revenues	14,869	(312)	15,181	15,091	0.6%

Segment Operating Expenses
Operations and support	8,085	(571)	8,656	8,636	0.2%
EBITDA	6,784	259	6,525	6,455	1.1%
Depreciation and amortization	1,806	-	1,806	1,716	5.2%
Total Segment Operating Expenses	9,891	(571)	10,462	10,352	1.1%
Segment Operating Income	4,978	259	4,719	4,739	-0.4%
Equity in Net Income of Affiliates	-	-	-	-	-%
Segment Contribution	$4,978	$259	$4,719	$4,739	-0.4%

Operating Income Margin	33.5%		31.1%	31.4%	-30	BP
EBITDA Margin	45.6%		43.0%	42.8%	20	BP
EBITDA Service Margin	57.2%		52.4%	51.8%	60	BP

SUPPLEMENTAL BUSINESS SOLUTIONS

Supplemental Segment Results
Dollars in millions	Three Months Ended
Unaudited	June 30,
	2018	Accounting Impact	Historical 2018	2017	Percent Change
Segment Operating Revenues
Wireless service	$1,829	$(209)	$2,038	$2,004	1.7%
Strategic services	3,039	(2)	3,041	2,958	2.8%
Legacy voice and data services	2,723	(251)	2,974	3,423	-13.1%
Other service and equipment	888	(70)	958	922	3.9%
Wireless equipment	584	160	424	360	17.8%
Total Segment Operating Revenues	9,063	(372)	9,435	9,667	-2.4%

Segment Operating Expenses
Operations and support	5,616	(443)	6,059	6,053	0.1%
EBITDA	3,447	71	3,376	3,614	-6.6%
Depreciation and amortization	1,487	-	1,487	1,483	0.3%
Total Segment Operating Expenses	7,103	(443)	7,546	7,536	0.1%
Segment Operating Income	1,960	71	1,889	2,131	-11.4%
Equity in Net Income of Affiliates	1	-	1	-	-%
Segment Contribution	$1,961	$71	$1,890	$2,131	-11.3%

Operating Income Margin	21.6%		20.0%	22.0%	-200	BP
EBITDA Margin	38.0%		35.8%	37.4%	-160	BP

SUPPLEMENTAL ENTERTAINMENT GROUP

Supplemental Segment Results
Dollars in millions	Three Months Ended
Unaudited	June 30,
	2018	Accounting Impact	Historical 2018	2017	Percent Change
Segment Operating Revenues
Video entertainment	$8,331	$(107)	$8,438	$9,153	-7.8%
High-speed internet	1,981	-	1,981	1,927	2.8%
Legacy voice and data services	785	(33)	818	981	-16.6%
Other service and equipment	553	(66)	619	600	3.2%
Total Segment Operating Revenues	11,650	(206)	11,856	12,661	-6.4%

Segment Operating Expenses
Operations and support	8,852	(425)	9,277	9,561	-3.0%
EBITDA	2,798	219	2,579	3,100	-16.8%
Depreciation and amortization	1,346	-	1,346	1,458	-7.7%
Total Segment Operating Expenses	10,198	(425)	10,623	11,019	-3.6%
Segment Operating Income	1,452	219	1,233	1,642	-24.9%
Equity in Net Income (Loss) of Affiliates	(20)	-	(20)	(12)	-66.7%
Segment Contribution	$1,432	$219	$1,213	$1,630	-25.6%

Operating Income Margin	12.5%		10.4%	13.0%	-260	BP
EBITDA Margin	24.0%		21.8%	24.5%	-270	BP

SUPPLEMENTAL INTERNATIONAL

Supplemental Segment Results
Dollars in millions	Three Months Ended
Unaudited	June 30,
	2018	Accounting Impact	Historical 2018	2017	Percent Change
Segment Operating Revenues
Video entertainment	$1,254	$-	$1,254	$1,361	-7.9%
Wireless service	417	(40)	457	535	-14.6%
Wireless equipment	280	18	262	130	-%
Total Segment Operating Revenues	1,951	(22)	1,973	2,026	-2.6%

Segment Operating Expenses
Operations and support	1,803	(41)	1,844	1,772	4.1%
EBITDA	148	19	129	254	-49.2%
Depreciation and amortization	313	-	313	311	0.6%
Total Segment Operating Expenses	2,116	(41)	2,157	2,083	3.6%
Segment Operating Income (Loss)	(165)	19	(184)	(57)	-%
Equity in Net Income of Affiliates	15	-	15	25	-40.0%
Segment Contribution	$(150)	$19	$(169)	$(32)	-%

Operating Income Margin	-8.5%		-9.3%	-2.8%	-650	BP
EBITDA Margin	7.6%		6.5%	12.5%	-600	BP

SUPPLEMENTAL AT&T MOBILITY

Supplemental Operating Results
Dollars in millions	Three Months Ended
Unaudited	June 30,
	2018	Accounting Impact	Historical 2018	2017	Percent Change
Operating Revenues
Service	$13,682	$(813)	$14,495	$14,471	0.2%
Equipment	3,600	451	3,149	2,984	5.5%
Total Operating Revenues	17,282	(362)	17,644	17,455	1.1%

Operating Expenses
Operations and support	9,663	(670)	10,333	10,091	2.4%
EBITDA	7,619	308	7,311	7,364	-0.7%
Depreciation and amortization	2,113	-	2,113	1,988	6.3%
Total Operating Expenses	11,776	(670)	12,446	12,079	3.0%
Operating Income	$5,506	$308	$5,198	$5,376	-3.3%

Operating Income Margin	31.9%		29.5%	30.8%	-130	BP
EBITDA Margin	44.1%		41.4%	42.2%	-80	BP
EBITDA Service Margin	55.7%		50.4%	50.9%	-50	BP

SUPPLEMENTAL LATIN AMERICA

Supplemental Latin America Results
Dollars in millions	Three Months Ended
Unaudited	June 30,
	2018	Accounting Impact	Historical 2018	2017	Percent Change
Operating Revenues
Video entertainment	$1,254	$-	$1,254	$1,361	-7.9%
Total Operating Revenues	1,254	-	1,254	1,361	-7.9%

Operating Expenses
Operations and support	1,016	(40)	1,056	998	5.8%
EBITDA	238	40	198	363	-45.5%
Depreciation and amortization	186	-	186	222	-16.2%
Total Operating Expenses	1,202	(40)	1,242	1,220	1.8%
Operating Income (Loss)	52	40	12	141	-91.5%
Equity in Net Income (Loss) of Affiliates	15	-	15	25	-40.0%
Operating Contribution	$67	$40	$27	$166	-83.7%

Operating Income Margin	4.1%		1.0%	10.4%	-940	BP
EBITDA Margin	19.0%		15.8%	26.7%	-1,090	BP

SUPPLEMENTAL MEXICO

Supplemental Mexico Results
Dollars in millions	Three Months Ended
Unaudited	June 30,
	2018	Accounting Impact	Historical 2018	2017	Percent Change
Operating Revenues
Wireless service	$417	$(40)	$457	$535	-14.6%
Wireless equipment	280	18	262	130	-%
Total Operating Revenues	697	(22)	719	665	8.1%

Operating Expenses
Operations and support	787	(1)	788	774	1.8%
EBITDA	(90)	(21)	(69)	(109)	36.7%
Depreciation and amortization	127	-	127	89	42.7%
Total Operating Expenses	914	(1)	915	863	6.0%
Operating Income (Loss)	(217)	(21)	(196)	(198)	1.0%
Operating Contribution	$(217)	$(21)	$(196)	$(198)	1.0%

Operating Income Margin	-31.1%		-27.3%	-29.8%	250	BP
EBITDA Margin	-12.9%		-9.6%	-16.4%	680	BP